UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 6, 2024
Enhabit, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41406	47-2409192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of principal executive offices, including zip code)
(214) 239-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 6, 2024, Enhabit, Inc. (the “Company”) entered into a Separation and Release Agreement (the “Separation Agreement”) with Crissy Carlisle, the Company’s Chief Financial Officer. The Separation Agreement provides that Ms. Carlisle’s employment with the Company will end December 31, 2024 or such earlier date as she or the Company may determine (the “Effective Date”). Ms. Carlisle’s departure from the Company was not the result of any disagreement relating to the Company’s operations, policies or practices.
Pursuant to the Separation Agreement, Ms. Carlisle will receive her current base salary rate as disclosed in the Company’s 2024 Proxy Statement through the Effective Date and a portion, or all, of the annual bonus payment under the Company’s Senior Management Bonus Plan for 2024 as described in the Separation Agreement. The Separation Agreement further provides that Ms. Carlisle will be entitled to the benefits listed in Article III of the Enhabit, Inc. Executive Severance Plan as Amended and Restated as of February 22, 2023 (the “Executive Severance Plan”) and applicable to Tier 2 participants under such Executive Severance Plan as disclosed in the Company’s 2024 Proxy Statement.
The foregoing summary of the Separation Agreement is qualified in its entirety by the full text of the Separation Agreement, a copy of which is filed herewith as Exhibit 10.1 to this report.
Item 7.01. Regulation FD Disclosure.*
A copy of the press release issued by the Company on August 6, 2024, announcing Ms. Carlisle’s transition is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Separation and Release Agreement between Advanced Homecare Management, Inc. d/b/a Enhabit Home Health & Hospice and Crissy Carlisle, dated August 6, 2024
99.1	Press Release of Enhabit, Inc., dated August 6, 2024.*
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

* The information in Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: August 6, 2024